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                                                                   EXHIBIT 23.2


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated March 6, 2001 included in the Form 10-K of Dynegy Inc. for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.


                                                       /s/ ARTHUR ANDERSEN LLP


Houston, Texas
December 28, 2001